Exhibit 21.1

Subsidiaries of the Registrant, as of December 31, 2024

	Subsidiary Name	Home State
1.	11900 East Artesia Boulevard, LLC	California
2.	1200 Ely Street Holdings Co. LLC	Michigan
3.	13922 Cerise Avenue, LLC	California
4.	1628 B Street, LLC	California
5.	22 – 26 Southeast Sixth Street, LLC	Delaware
6.	2400 Parkside Drive, LLC	California
7.	2425 Teller Avenue, LLC	Colorado
8.	245 East Wilshire Avenue, LLC	California
9.	3232 Artesia Real Estate, LLC	California
10.	3806 Clayton Road, LLC	California
11.	42235 County Road Holdings Co. LLC	Michigan
12.	446 Sycamore Road, LP (f/k/a 446 Sycamore Road, L.L.C.)	Delaware
13.	523 Hayes Lane, LLC	California
14.	637 East Romie Lane, LLC	California
15.	Abingdon Court Care Limited	United Kingdom
16.	Alamogordo Aviv, L.L.C.	New Mexico
17.	Albany Street Property, L.L.C.	Delaware
18.	Arma Yates, L.L.C.	Delaware
19.	Appletree Court Care Limited	United Kingdom
20.	Avery Street Property, L.L.C.	Delaware
21.	Aviv Financing I, L.L.C.	Delaware
22.	Aviv Financing II, L.L.C.	Delaware
23.	Aviv Financing III, L.L.C.	Delaware
24.	Aviv Financing IV, L.L.C.	Delaware
25.	Aviv Financing V, L.L.C.	Delaware
26.	Aviv Financing VI, L.L.C.	Delaware
27.	Aviv Foothills, L.L.C.	Delaware
28.	Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
29.	Aviv Liberty, L.L.C.	Delaware
30.	Aviv OP Limited Partner, L.L.C.	Delaware
31.	Bala Cynwyd Real Estate, LP	Pennsylvania
32.	Bayside Street II, LLC	Delaware
33.	Bayside Street, LLC	Maryland
34.	Bethel ALF Property, L.L.C.	Delaware
35.	BHG Aviv, L.L.C.	Delaware
36.	Biglerville Road, L.L.C.	Delaware
37.	Bond Healthcare Holdings Limited	United Kingdom
38.	Bond Healthcare Midco Limited	United Kingdom
39.	Bond Propco Limited	United Kingdom
40.	Bonham Texas, L.L.C.	Delaware
41.	Brentwood Propco, LLC	Delaware
42.	Brewster ALF Property, L.L.C.	Delaware
43.	Burton NH Property, L.L.C.	Delaware
44.	California Aviv Two, L.L.C.	Delaware

	Subsidiary Name	Home State
45.	California Aviv, LP (f/k/a California Aviv, L.L.C.)	Delaware
46.	Camas Associates, L.L.C.	Delaware
47.	Canton Health Care Land, LLC	Ohio
48.	Carnegie Gardens LLC	Delaware
49.	Casa/Sierra California Associates, LP (f/k/a Casa/Sierra California Associates, L.L.C.)	Delaware
50.	Cedar Court (Cranleigh) Care Limited	United Kingdom
51.	Chardon Ohio Property Holdings, L.L.C.	Delaware
52.	Chardon Ohio Property, L.L.C.	Delaware
53.	Chatham Aviv, L.L.C.	Delaware
54.	Chestnut Court Care Limited	United Kingdom
55.	Chippewa Valley, L.L.C.	Illinois
56.	CHR Bartow LLC	Delaware
57.	CHR Boca Raton LLC	Delaware
58.	CHR Bradenton LLC	Delaware
59.	CHR Cape Coral LLC	Delaware
60.	CHR Clearwater Highland LLC	Delaware
61.	CHR Clearwater LLC	Delaware
62.	CHR Fort Myers LLC	Delaware
63.	CHR Fort Walton Beach LLC	Delaware
64.	CHR Gulfport LLC	Delaware
65.	CHR Hudson LLC	Delaware
66.	CHR Lake Wales LLC	Delaware
67.	CHR Lakeland LLC	Delaware
68.	CHR Panama City LLC	Delaware
69.	CHR Pompano Beach Broward LLC	Delaware
70.	CHR Pompano Beach LLC	Delaware
71.	CHR Sanford LLC	Delaware
72.	CHR Sarasota LLC	Delaware
73.	CHR Spring Hill LLC	Delaware
74.	CHR St. Pete Abbey LLC	Delaware
75.	CHR St. Pete Bay LLC	Delaware
76.	CHR St. Pete Egret LLC	Delaware
77.	CHR Tampa Carrollwood LLC	Delaware
78.	CHR Tampa LLC	Delaware
79.	CHR Tarpon Springs LLC	Delaware
80.	CHR Titusville LLC	Delaware
81.	CHR West Palm Beach LLC	Delaware
82.	Cindat Ice Portfolio Holding, LP	Cayman Islands
83.	Cindat Ice Portfolio JV GP Limited	Cayman Islands
84.	Cindat Ice Portfolio Lender, LP	Cayman Islands
85.	Cindat Ice Portfolio Holding Limited	Cayman Islands
86.	Clarkston Care, L.L.C.	Delaware
87.	Clayton Associates, L.L.C.	New Mexico
88.	Colonial Gardens, LLC	Ohio
89.	Colorado Lessor - Conifer, LLC	Maryland

	Subsidiary Name	Home State
90.	Columbus Texas Aviv, L.L.C.	Delaware
91.	Columbus Western Avenue, L.L.C.	Delaware
92.	Colville Washington Property, L.L.C.	Delaware
93.	Commerce Nursing Homes, L.L.C.	Illinois
94.	Commerce Sterling Hart Drive, L.L.C.	Delaware
95.	Conroe Rigby Owen Road, L.L.C.	Delaware
96.	CR Aviv, L.L.C.	Delaware
97.	Crete Plus Five Property, L.L.C.	Delaware
98.	Crooked River Road, L.L.C.	Delaware
99.	CSE Albany LLC	Delaware
100.	CSE Amarillo LLC	Delaware
101.	CSE Arden L.P.	Delaware
102.	CSE Augusta LLC	Delaware
103.	CSE Bedford LLC	Delaware
104.	CSE Blountville LLC	Delaware
105.	CSE Bolivar LLC	Delaware
106.	CSE Cambridge LLC	Delaware
107.	CSE Cambridge Realty LLC	Delaware
108.	CSE Camden LLC	Delaware
109.	CSE Canton LLC	Delaware
110.	CSE Casablanca Holdings II LLC	Delaware
111.	CSE Casablanca Holdings LLC	Delaware
112.	CSE Cedar Rapids LLC	Delaware
113.	CSE Chelmsford LLC	Delaware
114.	CSE Corpus North LLC	Delaware
115.	CSE Denver Iliff LLC	Delaware
116.	CSE Denver LLC	Delaware
117.	CSE Elkton LLC	Delaware
118.	CSE Elkton Realty LLC	Delaware
119.	CSE Fort Wayne LLC	Delaware
120.	CSE Georgetown LLC	Delaware
121.	CSE Hilliard LLC	Delaware
122.	CSE Huntingdon LLC	Delaware
123.	CSE Indianapolis-Greenbriar LLC	Delaware
124.	CSE Jefferson City LLC	Delaware
125.	CSE Jeffersonville-Hillcrest Center LLC	Delaware
126.	CSE Kerrville LLC	Delaware
127.	CSE Knightdale L.P.	Delaware
128.	CSE Lake City LLC	Delaware
129.	CSE Lake Worth LLC	Delaware
130.	CSE Lakewood LLC	Delaware
131.	CSE Lenoir L.P.	Delaware
132.	CSE Lexington Park LLC	Delaware
133.	CSE Lexington Park Realty LLC	Delaware
134.	CSE Ligonier LLC	Delaware
135.	CSE Live Oak LLC	Delaware
136.	CSE Lowell LLC	Delaware

	Subsidiary Name	Home State
137.	CSE Marianna Holdings LLC	Delaware
138.	CSE Memphis LLC	Delaware
139.	CSE North Carolina Holdings I LLC	Delaware
140.	CSE North Carolina Holdings II LLC	Delaware
141.	CSE Orange Park LLC	Delaware
142.	CSE Orlando-Pinar Terrace Manor LLC	Delaware
143.	CSE Orlando-Terra Vista Rehab LLC	Delaware
144.	CSE Pennsylvania Holdings, LP	Delaware
145.	CSE Pilot Point LLC	Delaware
146.	CSE Pine View LLC	Delaware
147.	CSE Ponca City LLC	Delaware
148.	CSE Port St. Lucie LLC	Delaware
149.	CSE Richmond LLC	Delaware
150.	CSE Ripley LLC	Delaware
151.	CSE Shawnee LLC	Delaware
152.	CSE Stillwater LLC	Delaware
153.	CSE Taylorsville LLC	Delaware
154.	CSE Texas City LLC	Delaware
155.	CSE The Village LLC	Delaware
156.	CSE Upland LLC	Delaware
157.	CSE Walnut Cove L.P.	Delaware
158.	CSE West Point LLC	Delaware
159.	CSE Williamsport LLC	Delaware
160.	CSE Winter Haven LLC	Delaware
161.	CSE Woodfin L.P.	Delaware
162.	Cuyahoga Falls Property II, L.L.C.	Delaware
163.	Cuyahoga Falls Property, L.L.C.	Delaware
164.	Dallas Two Property, L.L.C.	Delaware
165.	Danbury ALF Property, L.L.C.	Delaware
166.	Darien ALF Property, L.L.C.	Delaware
167. s	Deansgate Lane Management Company Limited	United Kingdom
168.	Delta Investors I, LLC	Maryland
169.	Delta Investors II, LLC	Maryland
170.	Denison Texas, L.L.C.	Delaware
171.	Desert Lane LLC	Delaware
172.	Dixie White House Nursing Home, LLC	Mississippi
173.	Dixon Health Care Center, LLC	Ohio
174.	East Rollins Street, L.L.C.	Delaware
175.	Edgewood Drive Property, L.L.C.	Delaware
176.	Encanto Senior Care, LLC	Arizona
177.	Everett Holdings 1, LLC	Delaware
178.	Everett Holdings 2, LLC	Delaware
179.	Everett RE Owner LLC	Delaware
180.	Falcon Four Property Holding, L.L.C.	Delaware
181.	Falcon Four Property, L.L.C.	Delaware
182.	Falfurrias Texas, L.L.C.	Delaware

	Subsidiary Name	Home State
183.	FC Encore Albemarle, LLC	North Carolina
184.	FC Encore Andrews, LLC	North Carolina
185.	FC Encore Archdale, LLC	North Carolina
186.	FC Encore Bossier City I, LLC	Louisiana
187.	FC Encore Bossier City II, LLC	Louisiana
188.	FC Encore Bradenton, LLC	Florida
189.	FC Encore Brandon, LLC	Florida
190.	FC Encore Brooksville I, LLC	Florida
191.	FC Encore Brooksville II, LLC	Florida
192.	FC Encore Callaway, LLC	Florida
193.	FC Encore Cape Coral, LLC	Florida
194.	FC Encore Cary, LLC	North Carolina
195.	FC Encore Charlotte, LLC	North Carolina
196.	FC Encore Core Properties, LLC	Delaware
197.	FC Encore Crestview, LLC	Florida
198.	FC Encore Deltona, LLC	Florida
199.	FC Encore Destin, LLC	Florida
200.	FC Encore Dunedin, LLC	Florida
201.	FC Encore Englewood, LLC	Florida
202.	FC Encore Ferriday, LLC	Louisiana
203.	FC Encore Fort Myers, LLC	Florida
204.	FC Encore Franklinton, LLC	Louisiana
205.	FC Encore Green Cove Springs, LLC	Florida
206.	FC Encore Holdco I LLC	Delaware
207.	FC Encore Holdco II LLC	Delaware
208.	FC Encore Hollywood, LLC	Florida
209.	FC Encore Kannapolis, LLC	North Carolina
210.	FC Encore Lake Mary, LLC	Florida
211.	FC Encore Lakeland, LLC	Florida
212.	FC Encore Lecanto, LLC	Florida
213.	FC Encore Master Landlord A, LLC	Delaware
214.	FC Encore McComb, LLC	Mississippi
215.	FC Encore Meridian, LLC	Mississippi
216.	FC Encore Merritt Island, LLC	Florida
217.	FC Encore Naples, LLC	Florida
218.	FC Encore Natchez, LLC	Mississippi
219.	FC Encore Orlando, LLC	Florida
220.	FC Encore Palm Bay, LLC	Florida
221.	FC Encore Palm Coast, LLC	Florida
222.	FC Encore Pensacola, LLC	Florida
223.	FC Encore Perry, LLC	Florida
224.	FC Encore Pompano Beach, LLC	Florida

	Subsidiary Name	Home State
225.	FC Encore Properties A, LLC	Delaware
226.	FC Encore Properties B Holdco, LLC	Delaware
227.	FC Encore Properties B, LLC	Delaware
228.	FC Encore Properties H, LLC	Delaware
229.	FC Encore Properties HK, LLC	Delaware
230.	FC Encore Rutherfordton, LLC	North Carolina
231.	FC Encore S. Daytona, LLC	Florida
232.	FC Encore St. Cloud, LLC	Florida
233.	FC Encore Starkville, LLC	Mississippi
234.	FC Encore Tallahassee I, LLC	Florida
235.	FC Encore Tampa, LLC	Florida
236.	FC Encore Titusville, LLC	Florida
237.	FC Encore Union, LLC	Mississippi
238.	FC Encore Venice, LLC	Florida
239.	FC Encore W. Palm Beach, LLC	Florida
240.	FC Encore Winona, LLC	Mississippi
241.	FC Encore Winter Garden, LLC	Florida
242.	FC Encore Yadkinville, LLC	North Carolina
243.	Financing VI Healthcare Property, LP	Delaware
244.	Florida Lessor - Meadowview, LLC	Maryland
245.	Florida Real Estate Company, LLC	Florida
246.	Fort Stockton Property, L.L.C.	Delaware
247.	Fredericksburg South Adams Street, L.L.C.	Delaware
248.	Freewater Oregon, L.L.C.	Delaware
249.	Fullerton California, LP (f/k/a Fullerton California, L.L.C.)	Delaware
250.	G&L Gardens, L.L.C.	Arizona
251.	Gardnerville Property, L.L.C.	Delaware
252.	Georgia Lessor - Bonterra/Parkview, LLC	Maryland
253.	Giltex Care, L.L.C.	Delaware
254.	Golden Hill Real Estate Company, LLC	California
255.	Gonzales Texas Property, L.L.C.	Delaware
256.	Great Bend Property, L.L.C.	Delaware
257.	Greenbough, LLC	Delaware
258.	Hazleton Holdings 1, LLC	Delaware
259.	Hazleton Holdings 2, LLC	Delaware
260.	Hazleton RE Owner LLC	Delaware
261.	Heritage Monterey Associates, LP (f/k/a Heritage Monterey Associates, L.L.C.)	Delaware
262.	HHM Aviv, L.L.C.	Delaware
263.	Highfield (Saffron Walden) Care Limited	United Kingdom
264.	Hot Springs Atrium Owner, LLC	Delaware
265.	Hot Springs Cottages Owner, LLC	Delaware
266.	Hot Springs Marina Owner, LLC	Delaware
267.	Houston Texas Aviv, L.L.C.	Delaware

	Subsidiary Name	Home State
268.	Hutchinson Kansas, L.L.C.	Delaware
269.	Hutton I Land, LLC	Ohio
270.	Hutton II Land, LLC	Ohio
271.	Hutton III Land, LLC	Ohio
272.	Ice Manchester Propco Limited	United Kingdom
273.	Ice Manchester Subco Limited	United Kingdom
274.	Ice UK Investments (Jersey), Ltd	Jersey
275.	Ice UK Investments Holdings, Ltd	United Kingdom
276.	Ice UK Investments, Ltd	United Kingdom
277.	Ice UK Properties (MMPL), Ltd	United Kingdom
278.	Idaho Associates, L.L.C.	Illinois
279.	Indiana Lessor - Wellington Manor, LLC	Maryland
280.	Iowa Lincoln County Property, L.L.C.	Delaware
281.	Kansas Five Property, L.L.C.	Delaware
282.	Karan Associates Two, L.L.C.	Delaware
283.	Karan Associates, L.L.C.	Delaware
284.	Karissa Court Property, L.L.C.	Delaware
285.	KB Northwest Associates, L.L.C.	Delaware
286.	Kents Hill Care Limited	United Kingdom
287.	Kentucky NH Properties, L.L.C.	Delaware
288.	Kingsville Texas, L.L.C.	Delaware
289.	LAD I Real Estate Company, LLC	Delaware
290.	Lakeway Realty, L.L.C.	Delaware
291.	Leatherman 90-1, LLC	Ohio
292.	Leatherman Partnership 89-1, LLC	Ohio
293.	Leatherman Partnership 89-2, LLC	Ohio
294.	Long Term Care Associates – Texas, Inc.	Texas
295.	Magnolia Drive Property, L.L.C.	Delaware
296.	Manor Associates, L.L.C.	Delaware
297.	MC Real Co Regent Court, LLC	Delaware
298.	MC Real Co The Ridge, LLC	Delaware
299.	McCarthy Street Property, L.L.C.	Delaware
300.	MedEquities OP GP, LLC	Delaware
301.	MedEquities Realty Operating Partnership, LP	Delaware
302.	MER Lakeway Investments, LLC	Texas
303.	Meridian Arms Land, LLC	Ohio
304.	Mifflin Holdings 1, LLC	Delaware
305.	Mifflin Holdings 2, LLC	Delaware
306.	Mifflin RE Owner LLC	Delaware
307.	Mishawaka Property, L.L.C.	Delaware
308.	Missouri Associates, L.L.C.	Delaware
309.	Missouri Regency Associates, L.L.C.	Delaware
310.	Montana Associates, L.L.C.	Illinois
311.	MRT of Amarillo TX-1st Mortgage IRF LLC	Delaware
312.	MRT of Andersonville TN - PRTF LLC	Delaware
313.	MRT of Boise ID - IPH, LLC	Delaware

	Subsidiary Name	Home State
314.	MRT of Brookville IN - SNF LLC	Delaware
315.	MRT of Brownsville TX - MOB LLC	Delaware
316.	MRT of Brownwood TX - SNF, LLC	Delaware
317.	MRT of Dallas TX - Adora Midtown SNF, LLC	Delaware
318.	MRT of El Paso TX - SNF, LLC	Delaware
319.	MRT of Fort Worth TX - SNF, LLC	Delaware
320.	MRT of Graham TX - SNF, LLC	Delaware
321.	MRT of Houston TX - East Freeway ACH, LLC	Delaware
322.	MRT of Kaufman TX - SNF, LLC	Delaware
323.	MRT of Kemp TX - SNF, LLC	Delaware
324.	MRT of Kentfield CA - LTACH, LP (f/k/a MRT of Kentfield CA - LTACH, LLC)	Delaware
325.	MRT of Kerens TX - SNF, LLC	Delaware
326.	MRT of La Mesa CA - SNF, LP (f/k/a MRT of La Mesa CA - SNF, LLC)	Delaware
327.	MRT of Lakeway TX - ACH, LLC	Delaware
328.	MRT of Las Vegas NV - ACH, LLC	Delaware
329.	MRT of Las Vegas NV - LTACH, LLC	Delaware
330.	MRT of Liberty IN - SNF LLC	Delaware
331.	MRT of Longview TX - SNF, LLC	Delaware
332.	MRT of Mt. Pleasant TX, SNF, LLC	Delaware
333.	MRT of National City CA - SNF I, LP (f/k/a MRT of National City CA - SNF I, LLC)	Delaware
334.	MRT of National City CA - SNF II, LP (f/k/a MRT of National City CA - SNF II, LLC)	Delaware
335.	MRT of Nevada- ATF LLC	Delaware
336.	MRT of New Albany IN - IRF, LLC	Delaware
337.	MRT of San Antonio TX - SNF I, LLC	Delaware
338.	MRT of San Antonio TX - SNF II, LLC	Delaware
339.	MRT of San Diego CA - SNF, LP (f/k/a MRT of San Diego CA - SNF, LLC)	Delaware
340.	MRT of Spartanburg SC - SNF, LLC	Delaware
341.	MRT of Springfield MA- 1st Mortgage ACH, LLC	Delaware
342.	MRT of Stockton CA - IRF, LP (f/k/a MRT of Stockton CA - IRF, LLC) (f/k/a MRT of Berne IN – SNF, LLC)	Delaware
343.	MRT of Texas- ATF LLC	Delaware
344.	MRT of Tolland CT- SNF, LLC	Delaware
345.	MRT of Upland CA - SNF/ALF, LLC (f/k/a MRT of Upland CA - SNF/ALF, LLC)	Delaware
346.	MRT of Webster TX - IMF LLC	Delaware
347.	Muscatine Toledo Properties, L.L.C.	Delaware
348.	N.M. Bloomfield Three Plus One Limited Company	New Mexico

	Subsidiary Name	Home State
349.	N.M. Lordsburg Three Plus One Limited Company	New Mexico
350.	N.M. Silver City Three Plus One Limited Company	New Mexico
351.	New Hampshire Asset Co., LLC	Ohio
352.	New Hope Property, L.L.C.	Delaware
353.	New Pond Village PropCo LLC	Delaware
354.	Newtown ALF Property, L.L.C.	Delaware
355.	North Las Vegas LLC	Delaware
356.	North Royalton Ohio Property, L.L.C.	Delaware
357.	Norwalk ALF Property, L.L.C.	Delaware
358.	NRS Ventures, L.L.C.	Delaware
359.	Ocean Springs Nursing Home, LLC	Mississippi
360.	October Associates, L.L.C.	Delaware
361.	OHI (Connecticut), LLC	Connecticut
362.	OHI (Indiana), LLC	Indiana
363.	OHI ACG Holdings Ltd (f/k/a Akari Care Group Limited) (f/k/a BC2 Limited)	United Kingdom
364.	OHI Acton Ltd	United Kingdom
365.	OHI Akari Properties Ltd (f/k/a Nilerace Limited)	United Kingdom
366.	OHI Asset - Oregon Trail JV Member, LLC	Delaware
367.	OHI Asset (AR) Ash Flat, LLC	Delaware
368.	OHI Asset (AR) Camden, LLC	Delaware
369.	OHI Asset (AR) Conway, LLC	Delaware
370.	OHI Asset (AR) Des Arc, LLC	Delaware
371.	OHI Asset (AR) Hot Springs, LLC	Delaware
372.	OHI Asset (AR) Malvern, LLC	Delaware
373.	OHI Asset (AR) Pocahontas, LLC	Delaware
374.	OHI Asset (AR) Sheridan, LLC	Delaware
375.	OHI Asset (AZ) Austin House, LLC	Delaware
376.	OHI Asset (AZ) Tucson – 7500 North Calle Sin Envidia, LLC	Delaware
377.	OHI Asset (CA) Murrieta, LLC	Delaware
378.	OHI Asset (CA), LLC	Delaware
379.	OHI Asset (CO) Brighton, LLC	Delaware
380.	OHI Asset (CO) Denver, LLC	Delaware
381.	OHI Asset (CO) Mesa, LLC	Delaware
382.	OHI Asset (CO), LLC	Delaware
383.	OHI Asset (CT) Lender, LLC	Delaware
384.	OHI Asset (CT) Southport, LLC	Delaware
385.	OHI Asset (DC) 2100 Massachusetts Avenue, LLC	Delaware
386.	OHI Asset (DC) Holdco, LLC	Delaware
387.	OHI Asset (FL) Boynton Beach, LLC	Delaware
388.	OHI Asset (FL) DeFuniak Springs, LLC	Delaware
389.	OHI Asset (FL) Eustis, LLC	Delaware
390.	OHI Asset (FL) Fort Myers, LLC	Delaware
391.	OHI Asset (FL) Graceville, LLC	Delaware

	Subsidiary Name	Home State
392.	OHI Asset (FL) Homestead, LLC	Delaware
393.	OHI Asset (FL) Jacksonville – 4101 Southpoint Drive, LLC	Delaware
394.	OHI Asset (FL) Jacksonville, LLC	Delaware
395.	OHI Asset (FL) Lake City, LLC (f/k/a OHI Asset (FL) Pasco, LLC)	Delaware
396.	OHI Asset (FL) Lake Placid, LLC	Delaware
397.	OHI Asset (FL) Lakeland, LLC	Delaware
398.	OHI Asset (FL) Lutz, LLC	Delaware
399.	OHI Asset (FL) Marianna, LLC	Delaware
400.	OHI Asset (FL) Melbourne, LLC	Delaware
401.	OHI Asset (FL) Middleburg, LLC	Delaware
402.	OHI Asset (FL) Orange Park, LLC	Delaware
403.	OHI Asset (FL) Ormond Beach, LLC	Delaware
404.	OHI Asset (FL) Panama City, LLC	Florida
405.	OHI Asset (FL) Pensacola - Hillview, LLC	Delaware
406.	OHI Asset (FL) Pensacola, LLC	Delaware
407.	OHI Asset (FL) Pensacola-Nine Mile, LLC	Delaware
408.	OHI Asset (FL) Safety Harbor, LLC	Delaware
409.	OHI Asset (FL) Sebring, LLC	Delaware
410.	OHI Asset (FL) Seminole, LLC	Delaware
411.	OHI Asset (FL) Tallahassee, LLC	Delaware
412.	OHI Asset (FL), LLC	Delaware
413.	OHI Asset (GA) Cordele, LLC	Delaware
414.	OHI Asset (GA) Macon, LLC	Delaware
415.	OHI Asset (GA) Nashville, LLC	Delaware
416.	OHI Asset (GA) Snellville, LLC	Delaware
417.	OHI Asset (GA) Valdosta, LLC	Delaware
418.	OHI Asset (ID), LLC	Delaware
419.	OHI Asset (IL) Orland Park, LLC	Delaware
420.	OHI Asset (IN) American Village, LLC	Delaware
421.	OHI Asset (IN) Anderson, LLC	Delaware
422.	OHI Asset (IN) Beech Grove, LLC	Delaware
423.	OHI Asset (IN) Carmel, LLC	Delaware
424.	OHI Asset (IN) Clarksville - 101 Potters Ln, LLC	Delaware
425.	OHI Asset (IN) Clarksville, LLC	Delaware
426.	OHI Asset (IN) Clinton, LLC	Delaware
427.	OHI Asset (IN) Connersville, LLC	Delaware
428.	OHI Asset (IN) Corydon, LLC	Delaware
429.	OHI Asset (IN) Dyer, LLC	Delaware
430.	OHI Asset (IN) Eagle Valley, LLC	Delaware
431.	OHI Asset (IN) Elkhart, LLC	Delaware
432.	OHI Asset (IN) Forest Creek, LLC	Delaware
433.	OHI Asset (IN) Fort Wayne, LLC	Delaware
434.	OHI Asset (IN) Franklin, LLC	Delaware
435.	OHI Asset (IN) Greenfield, LLC	Delaware
436.	OHI Asset (IN) Greensburg, LLC	Delaware

	Subsidiary Name	Home State
437.	OHI Asset (IN) Greenwood, LLC	Delaware
438.	OHI Asset (IN) Indianapolis - 4102 Shore Dr, LLC	Delaware
439.	OHI Asset (IN) Indianapolis - 4904 War Admiral, LLC	Delaware
440.	OHI Asset (IN) Indianapolis - 5226 E 82nd St, LLC	Delaware
441.	OHI Asset (IN) Indianapolis – 5404 Georgetown Road, LLC (f/k/a OHI Asset (PA) Everett, LLC)	Delaware
442.	OHI Asset (IN) Indianapolis - 7301 E 16th St, LLC	Delaware
443.	OHI Asset (IN) Indianapolis, LLC	Delaware
444.	OHI Asset (IN) Jasper, LLC	Delaware
445.	OHI Asset (IN) Kokomo - 429 W Lincoln Rd, LLC	Delaware
446.	OHI Asset (IN) Kokomo, LLC	Delaware
447.	OHI Asset (IN) Lafayette, LLC	Delaware
448.	OHI Asset (IN) Madison, LLC	Delaware
449.	OHI Asset (IN) Mishawaka, LLC	Delaware
450.	OHI Asset (IN) Monticello, LLC	Delaware
451.	OHI Asset (IN) New Albany, LLC	Delaware
452.	OHI Asset (IN) Noblesville, LLC	Delaware
453.	OHI Asset (IN) Rosewalk, LLC	Delaware
454.	OHI Asset (IN) Salem, LLC	Delaware
455.	OHI Asset (IN) Sellersburg, LLC	Delaware
456.	OHI Asset (IN) Seymour, LLC	Delaware
457.	OHI Asset (IN) Spring Mill, LLC	Delaware
458.	OHI Asset (IN) Terre Haute - 2222 Margaret Ave, LLC	Delaware
459.	OHI Asset (IN) Terre Haute, LLC	Delaware
460.	OHI Asset (IN) Wabash, LLC	Delaware
461.	OHI Asset (IN) Westfield, LLC	Delaware
462.	OHI Asset (IN) Zionsville, LLC	Delaware
463.	OHI Asset (KY) Beattyville, LLC	Delaware
464.	OHI Asset (KY) Louisville - 1120 Cristland, LLC	Delaware
465.	OHI Asset (KY) Louisville - 2529 Six Mile Lane, LLC	Delaware
466.	OHI Asset (KY) Morgantown, LLC	Delaware
467.	OHI Asset (KY) Owensboro, LLC	Delaware
468.	OHI Asset (LA) Center Point, LLC	Delaware
469.	OHI Asset (LA) Jonesville, LLC	Delaware
470. O	OHI Asset (LA) Thibodaux, LLC	Delaware
471.	OHI Asset (LA), LLC	Delaware
472.	OHI Asset (MD) Baltimore - 3855 Greenspring, LLC	Delaware
473.	OHI Asset (MD) Baltimore - Pall Mall, LLC	Delaware
474.	OHI Asset (MD) Baltimore - West Belvedere, LLC	Delaware
475.	OHI Asset (MD) Edgewater, LLC	Delaware
476.	OHI Asset (MD) Ellicott City, LLC	Delaware
477.	OHI Asset (MD) Forestville, LLC	Delaware
478.	OHI Asset (MD) Mount Airy, LLC	Delaware
479.	OHI Asset (MD) Salisbury, LLC	Delaware

	Subsidiary Name	Home State
480.	OHI Asset (Meridian) Lender, LLC (f/k/a OHI Asset (FL) TRS, LLC)	Delaware
481.	OHI Asset (MI) Carson City, LLC	Delaware
482.	OHI Asset (MI) Chene, LLC	Delaware
483.	OHI Asset (MI), LLC	Delaware
484.	OHI Asset (MO) Jackson, LLC	Delaware
485.	OHI Asset (MO), LLC	Delaware
486.	OHI Asset (MS) Byhalia, LLC	Delaware
487.	OHI Asset (MS) Cleveland, LLC	Delaware
488.	OHI Asset (MS) Clinton, LLC	Delaware
489.	OHI Asset (MS) Columbia, LLC	Delaware
490.	OHI Asset (MS) Corinth, LLC	Delaware
491.	OHI Asset (MS) Greenwood, LLC	Delaware
492.	OHI Asset (MS) Grenada, LLC	Delaware
493.	OHI Asset (MS) Holly Springs, LLC	Delaware
494.	OHI Asset (MS) Indianola, LLC	Delaware
495.	OHI Asset (MS) Natchez, LLC	Delaware
496.	OHI Asset (MS) Picayune, LLC	Delaware
497.	OHI Asset (MS) Vicksburg, LLC	Delaware
498.	OHI Asset (MS) Yazoo City, LLC	Delaware
499.	OHI Asset (NC) Abbotts Creek, LP	Delaware
500.	OHI Asset (NC) Alleghany, LP	Delaware
501.	OHI Asset (NC) Barco, LP	Delaware
502.	OHI Asset (NC) Biscoe, LP	Delaware
503.	OHI Asset (NC) Cornelius, LP	Delaware
504.	OHI Asset (NC) Drexel, LP	Delaware
505.	OHI Asset (NC) Fayetteville, LP	Delaware
506.	OHI Asset (NC) Financing VI GP, LLC	Delaware
507.	OHI Asset (NC) Fisher St Salisbury, LP	Delaware
508.	OHI Asset (NC) Gastonia, LP	Delaware
509.	OHI Asset (NC) GP, LLC	Delaware
510.	OHI Asset (NC) Hallsboro, LP	Delaware
511.	OHI Asset (NC) Huntersville ALF, LP	Delaware
512.	OHI Asset (NC) Huntersville SNF, LP	Delaware
513.	OHI Asset (NC) Lexington, LP	Delaware
514.	OHI Asset (NC) Marion, LP	Delaware
515.	OHI Asset (NC) Marshville, LP	Delaware
516.	OHI Asset (NC) Matthews, LP	Delaware
517.	OHI Asset (NC) Mocksville - 1007 Howard Street, LP	Delaware
518.	OHI Asset (NC) Mocksville - 1304 Madison Road, LP	Delaware
519.	OHI Asset (NC) Mount Olive, LP	Delaware
520.	OHI Asset (NC) Nashville, LP	Delaware
521.	OHI Asset (NC) Pembroke, LP	Delaware
522.	OHI Asset (NC) QRS GP, LLC	Delaware
523.	OHI Asset (NC) QRS, Inc.	Delaware
524.	OHI Asset (NC) Raeford, LP	Delaware

	Subsidiary Name	Home State
525.	OHI Asset (NC) Rocky Mount - 1558 S. Winstead, LP	Delaware
526.	OHI Asset (NC) Salisbury, LP	Delaware
527.	OHI Asset (NC) Saluda, LP	Delaware
528.	OHI Asset (NC) Shallotte, LP	Delaware
529.	OHI Asset (NC) Siler City, LP	Delaware
530.	OHI Asset (NC) Triad, LP	Delaware
531.	OHI Asset (NC) Wadesboro, LP	Delaware
532.	OHI Asset (NC) Warsaw, LP	Delaware
533.	OHI Asset (NC) Waynesville, LP	Delaware
534.	OHI Asset (NC) Wilmington, LP	Delaware
535.	OHI Asset (NJ) Hillsborough, LLC	Delaware
536.	OHI Asset (NJ) Plainsboro, LLC	Delaware
537.	OHI Asset (NM) Holdings, LLC	Delaware
538.	OHI Asset (NM) Las Cruces, LLC	Delaware
539.	OHI Asset (NY) 2nd Avenue, LLC	Delaware
540.	OHI Asset (NY) 699 92nd St. Preferred, LLC	Delaware
541.	OHI Asset (NY) 93rd Street, LLC	Delaware
542.	OHI Asset (NY) Pleasantville, LLC	Delaware
543.	OHI Asset (OH) Gahanna, LLC	Delaware
544.	OHI Asset (OH) Huber Heights, LLC	Delaware
545.	OHI Asset (OH) New London, LLC	Delaware
546.	OHI Asset (OH) Springfield, LLC (f/k/a OHI Asset (PA) Mifflin, LLC)	Delaware
547.	OHI Asset (OH) Steubenville, LLC	Delaware
548.	OHI Asset (OH) Toledo, LLC	Delaware
549.	OHI Asset (OH) West Carrollton, LLC	Delaware
550.	OHI Asset (OH) West Columbus, LLC	Delaware
551.	OHI Asset (OH), LLC	Delaware
552.	OHI Asset (OR) Monmouth, LLC	Delaware
553.	OHI Asset (OR) Newberg, LLC	Delaware
554.	OHI Asset (OR) Redmond, LLC	Delaware
555.	OHI Asset (OR) Roseburg, LLC	Delaware
556.	OHI Asset (OR) Scappoose, LLC	Delaware
557.	OHI Asset (OR) Troutdale, LLC	Delaware
558.	OHI Asset (OR) Tualatin, LLC	Delaware
559.	OHI Asset (PA) Frackville, LLC	Delaware
560.	OHI Asset (PA) GP, LLC	Delaware
561.	OHI Asset (PA) Holdings, LLC (f/k/a OHI Asset (PA) Hazleton, LLC)	Delaware
562.	OHI Asset (PA) Selinsgrove – 29 Grayson View Court, LLC	Delaware
563.	OHI Asset (PA) West Mifflin, LP	Delaware
564.	OHI Asset (PA), LP	Maryland
565.	OHI Asset (SC) Greenville Cottages, LLC	Delaware
566.	OHI Asset (SC) Greenville, LLC	Delaware
567.	OHI Asset (SC) Greenville - 1306 Pelham Road, LLC	Delaware

	Subsidiary Name	Home State
568.	OHI Asset (SC) Orangeburg, LLC	Delaware
569.	OHI Asset (TN) Bartlett, LLC	Delaware
570.	OHI Asset (TN) Byrdstown, LLC	Delaware
571.	OHI Asset (TN) Cleveland, LLC	Delaware
572.	OHI Asset (TN) Collierville, LLC	Delaware
573.	OHI Asset (TN) Elizabethton, LLC	Delaware
574.	OHI Asset (TN) Erin, LLC	Delaware
575.	OHI Asset (TN) Greeneville, LLC	Delaware
576.	OHI Asset (TN) Harriman, LLC	Delaware
577.	OHI Asset (TN) Jamestown, LLC	Delaware
578.	OHI Asset (TN) Jefferson City, LLC	Delaware
579.	OHI Asset (TN) Kingsport, LLC	Delaware
580.	OHI Asset (TN) Memphis - 1150 Dovecrest, LLC	Delaware
581.	OHI Asset (TN) Monteagle, LLC	Delaware
582.	OHI Asset (TN) Monterey, LLC	Delaware
583.	OHI Asset (TN) Mountain City, LLC	Delaware
584.	OHI Asset (TN) Pigeon Forge, LLC	Delaware
585.	OHI Asset (TN) Ridgely, LLC	Delaware
586.	OHI Asset (TN) Rockwood, LLC	Delaware
587.	OHI Asset (TN) Rogersville - 109 Highway 70 North, LLC	Delaware
588.	OHI Asset (TN) Rogersville, LLC	Delaware
589.	OHI Asset (TN) South Pittsburg, LLC	Delaware
590.	OHI Asset (TN) Spring City, LLC	Delaware
591.	OHI Asset (TN) Westmoreland, LLC	Delaware
592.	OHI Asset (TX) Amarillo, LLC	Delaware
593.	OHI Asset (TX) Austin, LLC	Delaware
594.	OHI Asset (TX) Bedford, LLC	Delaware
595.	OHI Asset (TX) Bertram, LLC	Delaware
596.	OHI Asset (TX) Bryan, LLC	Delaware
597.	OHI Asset (TX) Burleson, LLC	Delaware
598.	OHI Asset (TX) Carthage, LLC	Delaware
599.	OHI Asset (TX) College Station, LLC	Delaware
600.	OHI Asset (TX) Comfort, LLC	Delaware
601.	OHI Asset (TX) Crane, LLC	Delaware
602.	OHI Asset (TX) Diboll, LLC	Delaware
603.	OHI Asset (TX) Eastland, LLC	Delaware
604.	OHI Asset (TX) Georgetown, LLC	Delaware
605.	OHI Asset (TX) Granbury, LLC	Delaware
606.	OHI Asset (TX) Hillsboro, LLC	Delaware
607.	OHI Asset (TX) Hondo, LLC	Delaware
608.	OHI Asset (TX) Houston, LLC	Delaware
609.	OHI Asset (TX) Italy, LLC	Delaware
610.	OHI Asset (TX) Kerrville, LLC	Delaware
611.	OHI Asset (TX) Lakeway – Mob Unit 3B, LLC	Delaware
612.	OHI Asset (TX) Lamesa, LLC	Delaware
613.	OHI Asset (TX) Midland Main, LLC	Delaware

	Subsidiary Name	Home State
614.	OHI Asset (TX) Midland Sage, LLC	Delaware
615.	OHI Asset (TX) Monahans, LLC	Delaware
616.	OHI Asset (TX) Odessa, LLC	Delaware
617.	OHI Asset (TX) Pflugerville, LLC	Delaware
618.	OHI Asset (TX) Portland, LLC	Delaware
619.	OHI Asset (TX) Poteet, LLC	Delaware
620.	OHI Asset (TX) Premont, LLC	Delaware
621.	OHI Asset (TX) Refugio, LLC	Delaware
622.	OHI Asset (TX) San Saba, LLC	Delaware
623.	OHI Asset (TX) Schertz, LLC	Delaware
624.	OHI Asset (TX) Sherman, LLC	Delaware
625.	OHI Asset (TX) Tomball, LLC	Delaware
626.	OHI Asset (TX) Winnsboro, LLC	Delaware
627.	OHI Asset (VA) 11611 Robious Road - Midlothian, LLC	Delaware
628.	OHI Asset (VA) Ashland, LLC	Delaware
629.	OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC	Delaware
630.	OHI Asset (VA) Charlottesville, LLC	Delaware
631.	OHI Asset (VA) Chesapeake, LLC	Delaware
632.	OHI Asset (VA) Clarksville, LLC	Delaware
633.	OHI Asset (VA) Farmville, LLC	Delaware
634.	OHI Asset (VA) Galax, LLC	Delaware
635.	OHI Asset (VA) Greenwood-Portsmouth, LLC	Delaware
636.	OHI Asset (VA) Hampton, LLC	Delaware
637.	OHI Asset (VA) Hillsville, LLC	Delaware
638.	OHI Asset (VA) Madison, LLC	Delaware
639.	OHI Asset (VA) Martinsville ALF, LLC	Delaware
640.	OHI Asset (VA) Martinsville SNF, LLC	Delaware
641.	OHI Asset (VA) Mechanicsville, LLC	Delaware
642.	OHI Asset (VA) Midlothian, LLC	Delaware
643.	OHI Asset (VA) Moneta, LLC	Virginia
644.	OHI Asset (VA) Mt Vernon, LLC	Delaware
645.	OHI Asset (VA) Newton-Norfolk, LLC	Delaware
646.	OHI Asset (VA) Norfolk – 3900 Llewellyn, LLC	Delaware
647.	OHI Asset (VA) Norfolk, LLC	Delaware
648.	OHI Asset (VA) Oak Grove, LLC	Delaware
649.	OHI Asset (VA) Parkway Woodbridge, LLC	Delaware
650.	OHI Asset (VA) Portsmouth, LLC	Delaware
651.	OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC	Delaware
652.	OHI Asset (VA) Richmond - 9101 Bon Air, LLC	Delaware
653.	OHI Asset (VA) Rocky Mount, LLC	Delaware
654.	OHI Asset (VA) South Boston, LLC	Delaware
655.	OHI Asset (VA) Suffolk, LLC	Delaware
656.	OHI Asset (VA) Virginia Beach, LLC (f/k/a OHI Asset (VA) Virginia Beach SNF, LLC)	Delaware
657.	OHI Asset (VA) Windermere, LLC	Delaware

	Subsidiary Name	Home State
658.	OHI Asset (WA) Fort Vancouver, LLC	Delaware
659.	OHI Asset (WA) Poulsbo, LLC	Delaware
660.	OHI Asset (WA) Richland, LLC	Delaware
661.	OHI Asset (WA) Vancouver – 17171 Southeast 22nd Drive, LLC	Delaware
662.	OHI Asset (WA) Vancouver – 7900 NE Vancouver Mall Drive, LLC	Delaware
663.	OHI Asset (WV) Bluefield, LLC	Delaware
664.	OHI Asset (WV) Cameron, LLC	Delaware
665.	OHI Asset (WV) Danville, LLC	Delaware
666.	OHI Asset (WV) Gary, LLC	Delaware
667.	OHI Asset (WV) Ivydale, LLC	Delaware
668.	OHI Asset (WV) Jane Lew, LLC	Delaware
669.	OHI Asset (WV) Wayne, LLC	Delaware
670.	OHI Asset AMFM Lender, LLC	Delaware
671.	OHI Asset CHG ALF, LLC	Delaware
672.	OHI Asset C-L, LLC	Delaware
673.	OHI Asset CSB LLC	Delaware
674.	OHI Asset CSE-E Subsidiary, LLC	Delaware
675.	OHI Asset CSE-E, LLC	Delaware
676.	OHI Asset CSE-U Subsidiary, LLC	Delaware
677.	OHI Asset CSE-U, LLC	Delaware
678.	OHI Asset Funding (DE), LLC	Delaware
679.	OHI Asset HUD CFG, LLC	Delaware
680.	OHI Asset HUD Delta, LLC	Delaware
681.	OHI Asset HUD H-F, LLC	Delaware
682.	OHI Asset HUD SF CA, LLC	Delaware
683.	OHI Asset HUD SF, LLC	Delaware
684.	OHI Asset HUD WO, LLC	Delaware
685.	OHI Asset II (CA), LLC	Delaware
686.	OHI Asset II (FL), LLC	Delaware
687.	OHI Asset III (PA), LP	Maryland
688.	OHI Asset IV (PA) Silver Lake, LP	Maryland
689.	OHI Asset Management, LLC	Delaware
690.	OHI Asset Mortgage Lender, LLC (f/k/a OHI Frackville Holdco Two, LLC)	Delaware
691.	OHI Asset Pharmacy Lender, LLC	Delaware
692.	OHI Asset RO, LLC	Delaware
693.	OHI Asset S-A, LLC	Delaware
694.	OHI Asset S-W, LLC	Delaware
695.	OHI Asset TRS WV Lab & Pharmacy Member, LLC	Delaware
696.	OHI Asset, LLC	Delaware
697.	OHI Auburn Hills - Mortgage Lender, LLC	Delaware
698.	OHI Auburn Hills - Participating Members, LLC	Delaware
699.	OHI Auburn Hills - Preferred Member, LLC	Delaware

	Subsidiary Name	Home State
700.	OHI Beaucette (Guernsey) Ltd. (f/k/a Beaucette Property Holdings Limited)	Guernsey
701.	OHI Belsize Properties Ltd	United Kingdom
702.	OHI Brentwood RE, LLC	Delaware
703.	OHI Cannon Care Homes 4 Ltd	United Kingdom
704.	OHI Cannon Care Homes Ltd	United Kingdom
705.	OHI Care Concern Properties Ltd	United Kingdom
706.	OHI Cayman Limited	Cayman Islands
707.	OHI Chapters (Canton-Buford) - Mortgage Lender, LLC	Delaware
708.	OHI Chapters (Canton-Buford) - Participating Member, LLC	Delaware
709.	OHI Chapters (Canton-Buford) - Preferred Member, LLC	Delaware
710.	OHI Check House Ltd	United Kingdom
711.	OHI Corbiere (Guernsey) Ltd. (f/k/a Corbiere Property Holdings Limited)	Guernsey
712.	OHI Crestwood RE, LLC	Delaware
713.	OHI Deanery Ltd	United Kingdom
714.	OHI DIP Lender, LLC	Delaware
715.	OHI Frackville Holdco One, LLC	Delaware
716.	OHI GCH Holdings Ltd (f/k/a Gold Care Holdings Limited)	United Kingdom
717.	OHI Gold Care Properties Ltd	United Kingdom
718. O	OHI Hatfield Ltd	United Kingdom
719.	OHI Healthcare Homes Ltd	United Kingdom
720.	OHI Healthcare Homes Properties Ltd	United Kingdom
721.	OHI Healthcare Properties Limited Partnership	Delaware
722.	OHI HUD Mezz Lender, LLC	Delaware
723.	OHI ISNP, LLC	Delaware
724.	OHI Jersey Holdings Ltd	Jersey
725.	OHI MBS (Ohio 9), LLC	Delaware
726.	OHI Mezz Lender, LLC	Delaware
727.	OHI Naples - Mortgage Lender, LLC	Delaware
728.	OHI Naples - Participating Member, LLC	Delaware
729.	OHI Naples - Preferred Member, LLC	Delaware
730.	OHI Nebraska - Participating Member, LLC	Delaware
731.	OHI Nebraska - Preferred Member, LLC	Delaware
732.	OHI NPV - Participating Member, LLC	Delaware
733.	OHI NPV - Preferred Member, LLC	Delaware
734.	OHI Park Lane Croston Park Ltd (f/k/a Park Lane Healthcare (Croston Park) Limited)	United Kingdom
735.	OHI Park Lane Hall Ltd (f/k/a York Heritage (The Hall Thornton Le Dale) Limited)	United Kingdom
736.	OHI Park Lane Magnolia House Ltd (f/k/a Park Lane Healthcare (Magnolia House) Limited)	United Kingdom
737.	OHI Park Lane Moorgate Ltd (f/k/a PLH Moorgate Holdco Limited)	United Kingdom
738.	OHI Park Lane Properties Ltd	United Kingdom
739.	OHI RCA JV Member, LLC	Delaware

	Subsidiary Name	Home State
740.	OHI Roseberry (Jersey) Ltd (f/k/a Healthcare Property Holdings Limited)	Jersey
741.	OHI Silverleigh Ltd	United Kingdom
742.	OHI Springcare Properties Ltd	United Kingdom
743.	OHI St. Martin’s Properties Ltd	United Kingdom
744.	OHI Stamford - Mortgage Lender, LLC	Delaware
745.	OHI Stamford - Preferred A Member, LLC	Delaware
746.	OHI Stamford - Preferred B Member, LLC	Delaware
747.	OHI Tradstir	United Kingdom
748.	OHI Tenchley Manor Ltd (f/k/a Cheerhealth (Selsey) Limited)	United Kingdom
749.	OHI Thornfield Care Ltd	United Kingdom
750.	OHI TX JV, LLC	Delaware
751.	OHI UK Healthcare Properties Ltd	United Kingdom
752.	OHI UK Lender LLC	Delaware
753.	OHI UK REIT Fragmentation 1	Delaware
754.	OHI UK REIT Fragmentation 10	Delaware
755.	OHI UK REIT Fragmentation 11	Delaware
756.	OHI UK REIT Fragmentation 2	Delaware
757.	OHI UK REIT Fragmentation 3	Delaware
758.	OHI UK REIT Fragmentation 4	Delaware
759.	OHI UK REIT Fragmentation 5	Delaware
760.	OHI UK REIT Fragmentation 6	Delaware
761.	OHI UK REIT Fragmentation 7	Delaware
762.	OHI UK REIT Fragmentation 8	Delaware
763.	OHI UK REIT Fragmentation 9	Delaware
764.	OHI UK REIT LLC	Delaware
765.	OHI UK REIT TRS LLC	Delaware
766.	OHI Wellford Properties Ltd	United Kingdom
767.	OHI West Drayton Ltd (f/k/a GCH (West Drayton) Ltd)	United Kingdom
768.	OHI-CH Investment, LLC	Delaware
769.	OHI-Chapters Senior Holdings, LLC	Delaware
770.	OHI-CX Investment, LLC	Delaware
771.	OHI-LG Asset Management, LLC	Delaware
772.	OHI-LG Investment, LLC	Delaware
773.	OHIMA, LLC	Massachusetts
774.	OHI-NT Investment, LLC	Delaware
775.	Ohio Aviv Three, L.L.C.	Delaware
776.	Ohio Indiana Property, L.L.C.	Delaware
777.	Ohio Pennsylvania Property, L.L.C.	Delaware
778.	OHI-SY Investment, LLC	Delaware
779.	OHI-TE Investment, LLC	Delaware
780.	OHI-TL Investment, LLC	Delaware
781.	OHI-ZF Investment, LLC (f/k/a OHI-MV Investment, LLC)	Delaware
782.	Oklahoma Warr Wind, L.L.C.	Delaware

	Subsidiary Name	Home State
783.	Omega TRS I, Inc.	Maryland
784.	OMG-FORM Senior Holdings, LLC	Delaware
785.	Orange ALF Property, L.L.C.	Delaware
786.	Orange Village Care Center, LLC	Ohio
787.	Orange, L.L.C.	Illinois
788.	Oregon Associates, L.L.C.	Delaware
789.	Oso Avenue Property, LP (f/k/a Oso Avenue Property, L.L.C.)	Delaware
790.	Ostrom Avenue Property, L.L.C.	Delaware
791.	Palm Valley Senior Care, LLC	Arizona
792.	Panama City Nursing Center LLC	Delaware
793.	Parkview House Care Limited	United Kingdom
794.	Pavillion North Partners, LLC	Pennsylvania
795.	Pavillion Nursing Center North, LLC	Pennsylvania
796.	Peabody Associates Two, L.L.C.	Delaware
797.	Peabody Associates, L.L.C.	Delaware
798.	Pensacola Real Estate Holdings I, LLC	Florida
799.	Pensacola Real Estate Holdings II, LLC	Florida
800.	Pensacola Real Estate Holdings III, LLC	Florida
801.	Pensacola Real Estate Holdings IV, LLC	Florida
802.	Pensacola Real Estate Holdings V, LLC	Florida
803.	Pine View Propco LLC	Delaware
804.	Plainsboro Assisted Living Urban Renewal, LLC (f/k/a Plainsboro Assisted Living Renewal, LLC)	Connecticut
805.	Pocatello Idaho Property, L.L.C.	Delaware
806.	Pomona Vista LP (f/k/a Pomona Vista L.L.C.)	Delaware
807.	Pottsville Holdings 1, LLC	Delaware
808.	Pottsville Holdings 2, LLC	Delaware
809.	Pottsville RE Owner LLC	Delaware
810.	PV Realty-Clinton, LLC	Maryland
811.	PV Realty-Holly Hill, LLC	Maryland
812.	PV Realty-Kensington, LLC	Maryland
813.	PV Realty-Willow Tree, LLC	Maryland
814.	Raton Property Limited Company	New Mexico
815.	Ravenna Ohio Property, L.L.C.	Delaware
816.	Red Rocks, L.L.C.	Illinois
817.	Richland Washington, L.L.C.	Delaware
818.	Ridgecrest Senior Care, LLC	Arizona
819.	Riverside Nursing Home Associates Two, LP (f/k/a Riverside Nursing Home Associates Two, L.L.C.)	Delaware
820.	Riverside Nursing Home Associates, LP (f/k/a Riverside Nursing Home Associates, L.L.C.)	Delaware
821.	Rockingham Drive Property, L.L.C.	Delaware
822.	Rose Baldwin Park Property LP (f/k/a Rose Baldwin Park Property L.L.C.)	Delaware
823.	S.C. Portfolio Property, L.L.C.	Delaware

	Subsidiary Name	Home State
824.	Santa Ana - Bartlett, LP (f/k/a Santa Ana - Bartlett, L.L.C.)	Delaware
825.	Santa Fe Missouri Associates, L.L.C.	Illinois
826.	Sante MC Real Co, LLC	Delaware
827.	Savoy/Bonham Venture, L.L.C.	Delaware
828.	Sedgwick Properties, L.L.C.	Delaware
829.	Seguin Texas Property, L.L.C.	Delaware
830.	Selinsgrove Holdings 1, LLC	Delaware
831.	Selinsgrove Holdings 2, LLC	Delaware
832.	Selinsgrove RE Owner LLC	Delaware
833.	Sierra Ponds Property, LP (f/k/a Sierra Ponds Property, L.L.C.)	Delaware
834.	Skyler Boyington, LLC	Mississippi
835.	Skyler Florida, LLC	Mississippi
836.	Skyler Maitland LLC	Delaware
837.	Skyler Pensacola, LLC	Florida
838.	Southern California Nevada, LP (f/k/a Southern California Nevada, L.L.C.)	Delaware
839.	St Clare Manor Propco, LLC	Louisiana
840.	St. Joseph Missouri Property, L.L.C.	Delaware
841.	St. Mary’s Properties, LLC	Ohio
842.	STBA Properties, L.L.C.	Delaware
843.	Stephenville Texas Property, L.L.C.	Delaware
844.	Sterling Acquisition, LLC	Kentucky
845.	Sun-Mesa Properties, L.L.C.	Illinois
846.	Suwanee, LLC	Delaware
847.	Texas Fifteen Property, L.L.C.	Delaware
848.	Texas Four Property, L.L.C.	Delaware
849.	Texas Lessor - Stonegate GP, LLC	Maryland
850.	Texas Lessor - Stonegate Limited, LLC	Maryland
851.	Texas Lessor - Stonegate, LP	Maryland
852.	Texhoma Avenue Property, LP (f/k/a Texhoma Avenue Property, L.L.C.)	Delaware
853.	Trident Encore-U LLC	Delaware
854.	Tujunga, LP (f/k/a Tujunga, L.L.C.)	Delaware
855.	Tulare County Property, LP (f/k/a Tulare County Property, L.L.C.)	Delaware
856.	Twinsburg Ohio Property, L.L.C.	Delaware
857.	VRB Aviv, LP (f/k/a VRB Aviv, L.L.C.)	Delaware
858.	Washington Idaho Property, L.L.C.	Delaware
859.	Washington Lessor - Silverdale, LLC	Maryland
860.	Washington-Oregon Associates, L.L.C.	Illinois
861.	Watauga Associates, L.L.C.	Illinois
862.	Wellington Leasehold, L.L.C.	Delaware

	Subsidiary Name	Home State
863.	West Pearl Street, LP (f/k/a West Pearl Street, L.L.C.)	Delaware
864.	West Yarmouth Property I, L.L.C.	Delaware
865.	West Yarmouth Property II, L.L.C.	Delaware
866.	Westerville Ohio Office Property, L.L.C.	Delaware
867.	Weston ALF Property, L.L.C.	Delaware
868.	Wheeler Healthcare Associates, L.L.C.	Texas
869.	Whitlock Street Property, L.L.C.	Delaware
870.	Wilcare, LLC	Ohio
871.	Willis Texas Aviv, L.L.C.	Delaware
872.	Yuba Aviv, L.L.C.	Delaware